UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2023

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 1.01         Entry into a Material Definitive Agreement.

Credit Agreement

On September 22, 2023, Tucows Inc. (the “Company”) and its wholly owned subsidiaries, Tucows.com Co., Ting Inc., Tucows (Delaware) Inc., Wavelo, Inc. and Tucows (Emerald), LLC (each, a “Borrower” and together, the “Borrowers,” collectively with the Company, “Tucows”) and certain other subsidiaries of the Company, as guarantors, entered into a Credit Agreement (the “Credit Agreement”) with Bank of Montreal, as administrative agent (“BMO” or the “Agent”), and the lenders party thereto, to, among other things, provide the Borrowers with a revolving credit facility in an aggregate amount not to exceed $240,000,000 (the “Credit Facility”). The Borrowers may request an increase to the Credit Facility through new commitments of up to $60,000,000 if the Total Funded Debt to Adjusted EBITDA Ratio (as defined in the Credit Agreement) is less than 3.75:1.00.  The Credit Facility expires on September 22, 2026, which is the third anniversary of the effective date of the Credit Agreement.

Borrowings under the Credit Facility will accrue interest and standby fees based on the Company’s Total Funded Debt to Adjusted EBITDA and the availment type as follows:

If Total Funded Debt to Adjusted EBITDA is less than 2.00:1.00, then:
-
Canadian dollar borrowings based on the Canadian Dollar Offered Rate (“CDN$ CDOR Borrowings”), U.S. dollar borrowings based on the Secured Overnight Financing Rate (“US$ SOFR Borrowings”) and letter of credit (“LC”) fees will be at 1.50% margin;

-
Canadian dollar borrowings based on Prime Rate (“CDN$ Prime Rate Borrowings”), Canadian dollar borrowings based on Base Rate (“CDN$ Base Rate Borrowings”) and U.S. dollar borrowings based on Base Rate (“US$ Base Rate Borrowings”) will be at 0.25% margin; and

-	Standby fees will be at 0.30%.

If Total Funded Debt to Adjusted EBITDA is greater than or equal to 2.00:1.00 and less than 2.75:1.00, then:
-	CDN$ CDOR Borrowings, US$ SOFR Borrowings and LC fees will be at 2.00% margin;

-	CDN$ Prime Rate Borrowings, CDN$ Base Rate Borrowings and US$ Base Rate Borrowings will be at 0.75% margin; and

-	Standby fees will be at 0.40%.

If Total Funded Debt to Adjusted EBITDA is greater than or equal to 2.75:1.00 and less than 3.50:1.00, then:
-	CDN$ CDOR Borrowings, US$ SOFR Borrowings and LC fees will be at 2.50% margin;

-	CDN$ Prime Rate Borrowings, CDN$ Base Rate Borrowings and US$ Base Rate Borrowings will be at 1.25% margin; and

-	Standby fees will be at 0.50%.

If Total Funded Debt to Adjusted EBITDA is greater than or equal to 3.50:1.00, and less than 4.00:1.00, then:
-	CDN$ CDOR Borrowings, US$ SOFR Borrowings and LC fees will be at 3.00% margin;

-	CDN$ Prime Rate Borrowings, CDN$ Base Rate Borrowings and US$ Base Rate Borrowings will be at 1.75% margin; and

-	Standby fees will be at 0.60%.

If Total Funded Debt to Adjusted EBITDA is greater than or equal to 4.00:1.00, then:
-	CDN$ CDOR Borrowings, US$ SOFR Borrowings and LC fees will be at 3.50% margin;

-	CDN$ Prime Rate Borrowings, CDN$ Base Rate Borrowings and US$ Base Rate Borrowings will be at 2.25% margin; and

-	Standby fees will be at 0.70%.

The Credit Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default. The Credit Agreement requires that the Company comply with certain customary non-financial covenants and restrictions. In addition, the Company has agreed to comply with the following financial covenants: (1) a leverage ratio by maintaining at all times a Total Funded Debt to Adjusted EBITDA Ratio of not more than (i) 4.50:1:00 at any time from and after the Closing Date to and including December 30, 2023; (ii) 4.25:1:00 from December 31, 2023 to and including March 30, 2024; (iii) 4.00:1.00 from March 31, 2024 to and including June 29, 2024; and (iv) 3.75:1.00 thereafter; and (2) an interest coverage ratio by maintaining as at the end of each rolling four financial quarter period, an Interest Coverage Ratio (as defined in the Credit Agreement) of not less than 3.00:1.00.

The foregoing description of the Credit Agreement and the Credit Facility does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 1.02         Termination of a Material Definitive Agreement.

Third Amended and Restated Credit Agreement

In connection with entering into the Credit Agreement, on September 22, 2023, the Company paid off the principal balance, including accrued interest thereon, of the revolving loans outstanding under the Third Amended and Restated Credit Agreement (the “RBC Credit Agreement”), dated as of August 8, 2022, as amended, by and among the Company, certain subsidiaries of the Company as borrowers, certain other subsidiaries of the Company as guarantors, Royal Bank of Canada, as administrative agent (“RBC”), and the lenders party thereto, pursuant to which Tucows’ prior credit facility that provided the Borrowers with a $240,000,000 revolving credit facility.  The RBC Credit Agreement automatically terminates upon the receipt by RBC of certain backstop letters of credit to be delivered by BMO.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions) and statements about the future performance, operations, products and services of the Company, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, uncertainties relating to the Company’s future costs, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
10.1*
Credit Agreement, dated as of September 22, 2023, by and among, Tucows Inc. (the “Company”) and its wholly owned subsidiaries, Tucows.com Co., Ting Inc., Tucows (Delaware) Inc. Wavelo, Inc. and Tucows (Emerald), LLC, Bank of Montreal, as Agent and other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2023	TUCOWS INC.

	By:	/s/ Davinder Singh
	Name:	Davinder Singh
	Title:	Chief Financial Officer